United States
                       SECURITIES AND EXCHANGE COMMISSION
                           Washington, D.C. 20549-1004


                                   FORM 8 - K
                                 CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934




    Date of Report (Date of earliest event reported): December 17, 2003



                                PITNEY BOWES INC.



                         Commission File Number: 1-3579




     State of Incorporation                    IRS Employer Identification No.
            Delaware                                    06-0495050





                               World Headquarters
                        Stamford, Connecticut 06926-0700
                        Telephone Number: (203) 356-5000

Item  5 - Other Events and Required FD Disclosure.

On December 18, 2003, Pitney Bowes Inc. (the "Company") issued a press release announcing that it had amended its Rights Agreement, dated as of December 11, 1995, between the Company and EquiServe Trust Company, N.A., as successor Rights Agent to Chemical Mellon Shareholder Services, L.L.C., as amended (the "Rights Agreement"). The amendment provides that the Rights (as defined in the Rights Agreement) will expire on February 20, 2004, two years earlier than the initial expiration date of the Rights Agreement. A copy of the amendment is attached hereto as Exhibit 4.4 and incorporated by reference into this Item 5. A copy of the press release is attached hereto as Exhibit 99.1 and incorporated by reference into this Item 5.

Item  7 - Financial Statements and Exhibits.

(c) Exhibits

Exhibit 4.4 Amendment to Rights Agreement, dated as of December 17, 2003, by and between Pitney Bowes Inc. and EquiServe Trust Company, N.A. (as successor Rights Agent to Chemical Mellon Shareholder Services, L.L.C.).

Exhibit 99.1   Press release, dated December 18, 2003.


                                   Signatures
                                   ----------


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                PITNEY BOWES INC.
December 19, 2003



                               /s/ B.P. Nolop
                               ----------------------------------------------
                               B. P. Nolop
                               Executive Vice President and
                               Chief Financial Officer
                              (Principal Financial Officer)



                              /s/ J.R. Catapano
                              ----------------------------------------------
                              J. R. Catapano
                              Controller
                              (Principal Accounting Officer)

                                Index to Exhibit


Exhibit      Description
-------      -----------------------------------------------------------------
4.4          Amendment to Rights Agreement, dated as of December 17, 2003, by and between Pitney Bowes Inc. and EquiServe Trust Company, N.A.
             (as successor Rights Agent to Chemical Mellon Shareholder Services,
             L.L.C.).

99.1         Press release, dated December 18, 2003.

                                                                   EXHIBIT 4.4
                                                                   -----------

                          AMENDMENT TO RIGHTS AGREEMENT
                          -----------------------------

     AMENDMENT, dated as of December 17, 2003 (this "Amendment"), to the Rights Agreement, dated as of December 11, 1995, between Pitney Bowes Inc., a Delaware corporation (the "Company"), and EquiServe Trust Company, N.A. (as successor Rights Agent to Chemical Mellon Shareholder Services, L.L.C.)
(the "Rights Agent").

     Pursuant to Section 27 of the Rights Agreement, the Company may from time to time supplement or amend the Rights Agreement in accordance with the provisions of Section 27 thereof. All acts and things necessary to make this Amendment a valid agreement, enforceable according to its terms, have been done and performed, and the execution and delivery of this Amendment by the Company and the Rights Agent have been in all respects duly authorized by the Company and the Rights Agent.

     In consideration of the foregoing and the mutual agreements set forth herein, the parties agree as follows:

     1. The Rights Agreement is hereby modified and amended by changing the date set forth in Section 7 (defined as "Final Expiration Date") from
     "February 20, 2006" to "February 20, 2004".

     2. The Exhibits to the Rights Agreement shall be restated to reflect this Amendment, including all necessary conforming changes.

     3. This Amendment shall be governed by and construed in accordance with the laws of the State of Delaware and for all purposes shall be governed by and construed in accordance with the laws of such State applicable to contracts to be made and performed entirely within such State.

     4. This Amendment may be executed in any number of counterparts and each of such counterparts shall for all purposes be deemed an original and all such counterparts shall together constitute but one and the same instrument. Terms not defined in this Amendment shall, unless the context otherwise requires, have the meanings assigned to such terms in the Rights Agreement.

     5. Except as expressly set forth herein, this Amendment shall not by implication or otherwise alter, modify, amend or in any way affect any of the terms, conditions, obligations, covenants or agreements contained in the Rights Agreement, all of which are ratified and affirmed in all respects and shall continue in full force and effect.

     IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed and attested, all as of the date and year first written above.


Attest:                                 PITNEY BOWES INC.

By:/s/ Amy C. Corn                      By:/s/ B.P. Nolop
  ----------------------                   ----------------------------
  Name: Amy C. Corn                        Name: Bruce P. Nolop
  Title:Corporate Secretary                Title:Executive Vice President and
                                           Chief Financial Officer

Attest:                                 EQUISERVE TRUST COMPANY, N.A.
                                        (As Rights Agent)


By:/s/ John Piskadlo                    By:/s/ Thomas F. Tighe
     -----------------                       -------------------
  Name: John Piskadlo                      Name: Thomas F. Tighe
  Title: Senior Account Manager            Title: Managing Director

                                                                   EXHIBIT 99.1
                                                                   ------------

               Pitney Bowes Amends Stockholder Rights Plan

         STAMFORD, Conn., December 18, 2003 - Pitney Bowes Inc. (NYSE: PBI) announced today that it has amended its Stockholder Rights Plan to expire on February 20, 2004, two years before the February 20, 2006 expiration date initially provided under the plan.
         Commenting on the decision, Pitney Bowes Chairman and Chief Executive Officer Michael J. Critelli stated, "This action reflects the Board's responsiveness to the wishes of our stockholders." A stockholder proposal presented at the May 2003 annual meeting requesting that the rights either be redeemed or voted upon by the stockholders received approximately 48 percent of the votes outstanding and 63 percent of the votes cast by or on behalf of stockholders. The proponent submitted a similar proposal for the Company's 2004 annual meeting which has now been withdrawn.
         The Board of Directors retains the right to adopt a new stockholder rights plan in the future to protect stockholder interests based upon changed circumstances that may arise.

         Pitney Bowes engineers the flow of communication. The company is a $4.4 billion global leader of integrated mail and document management solutions headquartered in Stamford, Connecticut. For more information about the company, its products, services and solutions, visit www.pitneybowes.com
                                            -------------------